1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. SECOND QUARTER 2021 Exhibit 99.2 9475 East Pendleton Pike Lawrence, IN 534,769 Square Feet

Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CORPORATE INFORMATION

Company Profile	3
Investor Information	4
Equity Research Coverage	5

FINANCIALS

Key Financial Data	6
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Income	8
Debt Summary and Maturity Schedule	9
Leverage Ratios and Coverage Ratios	10
Capital Expenditures Summary	11
Property Acquisitions and Dispositions Information Since 1/1/21	12
Investment in Unconsolidated Joint Venture	13
Calculation and Reconciliation of NOI and Cash Basis NOI	14
Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI	15
Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	16
Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders	17

PORTFOLIO INFORMATION

Portfolio Summary by Property Type	18
Same Property Results of Operations by Property Type	19-20
Occupancy and Leasing Summary	21
Occupancy and Leasing Analysis by Property Type	22
Tenant Credit Characteristics	23
Tenants Representing 1% or More of Total Annualized Rental Revenues	24
Five Year Lease Expiration and Reset Schedule by Property Type	25
Portfolio Lease Expiration Schedule	26

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS	27-28
WARNING CONCERNING FORWARD-LOOKING STATEMENTS	29

ILPT
Nasdaq Listed

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q2 2021 2

Company Profile

INDUSTRIAL LOGISTICS PROPERTIES TRUST

The Company:

Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of June 30, 2021, our portfolio was comprised of 291 wholly owned properties containing approximately 35.2 million rentable square feet located in 32 states, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, and 65 properties containing approximately 18.5 million rentable square feet located in 31 other states. As of June 30, 2021, we also owned a 22% equity interest in an unconsolidated joint venture, which owns 12 properties located in nine states containing approximately 9.2 million rentable square feet. ILPT is included in 150 market indices and it comprises more than 1% of the following indices as of June 30, 2021: Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV), Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Invesco S&P SmallCap 600 **Equal Weight ETF INAV Index (EWSCIV)** and the Bloomberg Reit Industrial/Warehouse Index (BBREINDW).

Management:

ILPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2021, RMR had $32.4 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 43,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: ILPT

Key Data (as of and for the three <u>months ended June 30, 2021</u>):
(dollars and sq. ft. in thousands)

Total properties	291
Total sq. ft.	35,201
Percent leased	99.0%
Q2 2021 Rental income	$ 54,180
Q2 2021 Net income attributable to common shareholders	$ 18,831
Q2 2021 Normalized FFO attributable to common shareholders	$ 30,601

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INDUSTRIAL LOGISTICS
PROPERTIES TRUST

Investor Information


5300 Centerpoint Parkway
Groveport, OH
581,342 Square Feet

Board of Trustees

Bruce M. Gans
Lead Independent Trustee

Lisa Harris Jones
Independent Trustee

Joseph L. Morea
Independent Trustee

John G. Murray
Managing Trustee

Kevin C. Phelan
Independent Trustee

Adam D. Portnoy
Chair of the Board & Managing Trustee

Executive Officers

John G. Murray
President and Chief Executive Officer

Richard W. Siedel, Jr.
Chief Financial Officer and Treasurer

Yael Duffy
Chief Operating Officer and Vice President

Contact Information

Investor Relations

Industrial Logistics Properties Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460
(email) info@ilptreit.com
(website) www.ilptreit.com

Inquiries

Financial, investor and media inquiries should be directed to Kevin Barry, Manager, Investor Relations, at (617) 658-0776 or kbarry@ilptreit.com.



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Supplemental Q2 2021
4

5Supplemental Q2 2021 ILPT is followed by the analysts listed here. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Equity Research Coverage B. Riley Securities, Inc. JMP Securities Bryan Maher Aaron Hecht bmaher@brileyfin.com ahecht@jmpsecurities.com (646) 885-5423 (415) 835-3963 BofA Securities RBC Capital Markets James Feldman Michael Carroll james.feldman@baml.com michael.carroll@rbccm.com (646) 855-5808 (440) 715-2649 BTIG Thomas Catherwood tcatherwood@btig.com (212) 738-6140 RETURN TO TABLE OF CONTENTS 2833 Paa Street Honolulu, HI 60,000 Square Feet 2828 Paa Street Honolulu, HI 187,264 Square Feet

Key Financial Data

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Selected Balance Sheet Data:					
Total gross assets	$ 2,091,331	$ 2,058,022	$ 2,057,151	$ 2,659,564	$ 2,659,579
Total assets	$ 1,934,687	$ 1,909,019	$ 1,915,745	$ 2,498,994	$ 2,505,600
Total liabilities	$ 935,610	$ 907,803	$ 912,555	$ 1,421,571	$ 1,418,989
Total equity	$ 999,077	$ 1,001,216	$ 1,003,190	$ 1,077,423	$ 1,086,611
Selected Income Statement Data:					
Rental income	$ 54,180	$ 54,217	$ 60,081	$ 65,106	$ 65,110
Net income	$ 18,831	$ 19,337	$ 40,140	$ 13,814	$ 14,557
Net income attributable to common shareholders	$ 18,831	$ 19,337	$ 40,315	$ 14,089	$ 14,821
NOI	$ 42,350	$ 41,994	$ 46,659	$ 50,559	$ 51,137
Adjusted EBITDA*re*	$ 40,862	$ 40,502	$ 43,554	$ 46,051	$ 46,947
FFO attributable to common shareholders	$ 29,955	$ 30,670	$ 30,177	$ 29,939	$ 30,689
Normalized FFO attributable to common shareholders	$ 30,601	$ 30,670	$ 30,199	$ 30,117	$ 30,569
Per Common Share Data (basic and diluted):					
Net income attributable to common shareholders	$ 0.29	$ 0.30	$ 0.62	$ 0.22	$ 0.23
FFO attributable to common shareholders	$ 0.46	$ 0.47	$ 0.46	$ 0.46	$ 0.47
Normalized FFO attributable to common shareholders	$ 0.47	$ 0.47	$ 0.46	$ 0.46	$ 0.47
Dividends:					
Annualized dividends paid per share	$ 1.32	$ 1.32	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	5.0%	5.7%	5.7%	6.0%	6.4%
Normalized FFO attributable to common shareholders payout ratio	70.2%	70.2%	71.7%	71.7%	70.2%

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Supplemental Q2 2021
6

7Supplemental Q2 2021 Condensed Consolidated Balance Sheets June 30, December 31, 2021 2020 ASSETS Real estate properties: Land $ 712,909 $ 709,099 Buildings and improvements 1,128,255 1,099,971 Total real estate properties, gross 1,841,164 1,809,070 Accumulated depreciation (156,644) (141,406) Total real estate properties, net 1,684,520 1,667,664 Investment in unconsolidated joint venture 62,923 60,590 Acquired real estate leases, net 76,889 83,644 Cash and cash equivalents 30,512 22,834 Rents receivable, including straight line rents of $66,748 and $62,753, respectively 72,507 69,511 Deferred leasing costs, net 5,457 4,595 Debt issuance costs, net 738 1,477 Due from related persons — 2,665 Other assets, net 1,141 2,765 Total assets $ 1,934,687 $ 1,915,745 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 244,000 $ 221,000 Mortgage notes payable, net 645,851 645,579 Assumed real estate lease obligations, net 13,514 14,630 Accounts payable and other liabilities 14,473 14,716 Rents collected in advance 8,948 7,811 Security deposits 6,761 6,540 Due to related persons 2,064 2,279 Total liabilities 935,611 912,555 Commitments and contingencies Shareholders' Equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,314,355 and 65,301,088 shares issued and outstanding, respectively 653 653 Additional paid in capital 1,011,636 1,010,819 Cumulative net income 262,394 224,226 Cumulative common distributions (275,607) (232,508) Total shareholders' equity 999,076 1,003,190 Total liabilities and shareholders' equity $ 1,934,687 $ 1,915,745 (dollars in thousands, except per share data) 55 Commerce Avenue Albany, NY 125,000 Square Feet 10100 89th Avenue North Maple Grove, MN 319,062 Square Feet

8Supplemental Q2 2021 Condensed Consolidated Statements of Income Three Months Ended June 30, Six Months Ended June 30, 2021 2020     2021     2020 Rental income $ 54,180 $ 65,110 $ 108,397 $ 129,388 Expenses: Real estate taxes 7,489 8,932 14,736 17,743 Other operating expenses 4,341 5,041 9,317 10,222 Depreciation and amortization 11,830 18,525 24,508 36,815 Acquisition and certain other transaction related costs 646 — 646 — General and administrative 4,234 4,846 7,990 9,677 Total expenses 28,540 37,344 57,197 74,457 Interest income — 2 — 113 Interest expense (including net amortization of debt issuance costs, premiums and discounts of $506, $642, $1,011 and $1,229, respectively) (8,643) (13,205) (17,384) (27,724) Gain on early extinguishment of debt — 120 — 120 Income before income tax expense and equity in earnings of investees 16,997 14,683 33,816 27,440 Income tax expense (42) (126) (105) (189) Equity in earnings of investees 1,876 — 4,457 — Net income 18,831 14,557 38,168 27,251 Net loss attributable to noncontrolling interest — 264 — 416 Net income attributable to common shareholders $ 18,831 $ 14,821 $ 38,168 $ 27,667 Weighted average common shares outstanding - basic 65,146 65,089 65,142 65,082 Weighted average common shares outstanding - diluted 65,207 65,091 65,192 65,087 Per common share data (basic and diluted): Net income attributable to common shareholders $ 0.29 $ 0.23 $ 0.58 $ 0.42 Additional Data: General and administrative expenses / total assets (at end of period) 0.2% 0.2% 0.4% 0.4% Non-cash straight line rent adjustments included in rental income $ 1,951 $ 2,096 $ 3,995 $ 4,063 Lease value amortization included in rental income $ 171 $ 204 $ 351 $ 404 Lease termination fees included in rental income $ 5 $ — $ 512 $ — (amounts in thousands, except percentage data and per share data) RETURN TO TABLE OF CONTENTS

Debt Summary and Maturity Schedule

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of June 30, 2021

(dollars in thousands)

	Interest Rate	Principal Balance (1)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:					
$750,000 revolving credit facility (2)	1.400%	$ 244,000	12/29/2021	$ 244,000	0.5
Secured Fixed Rate Debt:					
186 properties in Hawaii	4.310%	650,000	2/7/2029	650,000	7.6
Total / weighted average debt	3.516%	$ 894,000		$ 894,000	5.7


$750,000
$500,000
$250,000
$0
$(Thousands)
$244,000
$650,000
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Revolving Credit Facility (2)
Secured Fixed Rate


2373 Global Drive
Obetz, OH
155,871 Square Feet

(1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of June 30, 2021, including unamortized debt issuance costs totaling $4,149, was $889,851.

(2) We have a revolving credit facility which has a maturity date of December 29, 2021. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of June 30, 2021. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at June 30, 2021. Interest rate is as of June 30, 2021 and excludes the commitment fee. The maximum borrowing availability under our revolving credit facility may be increased up to $1,500,000 in certain circumstances.

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Supplemental Q2 2021
9

10Supplemental Q2 2021 As of and For the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Leverage Ratios: Net debt / total gross assets 41.3% 40.9% 41.2% 50.3% 50.5% Net debt / gross book value of real estate assets 43.2% 42.8% 43.2% 51.5% 51.5% Net debt / total market capitalization 33.2% 35.4% 35.5% 47.7% 49.5% Secured debt / total assets 33.6% 34.0% 33.9% 42.3% 42.2% Variable rate debt / net debt 28.3% 25.8% 26.1% 23.9% 23.8% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 5.3x 5.2x 4.9x 7.3x 7.2x Adjusted EBITDAre / interest expense 4.7x 4.6x 4.0x 3.6x 3.6x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS 4000 Principio Parkway North East, MD 1,194,744 Square Feet

11Supplemental Q2 2021 (dollars in thousands) For the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Tenant improvements and leasing costs $ 441 $ 823 $ 2,001 $ 242 $ 344 Building improvements 560 232 1,163 1,000 741 Recurring capital expenditures 1,001 1,055 3,164 1,242 1,085 Development, redevelopment and other activities 104 — 15 10 — Total capital expenditures $ 1,105 $ 1,055 $ 3,179 $ 1,252 $ 1,085 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS

12Supplemental Q2 2021 Property Acquisitions and Dispositions Information Since 1/1/2021 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Dispositions: Weighted Average Percent Purchase Remaining Leased Date Market Purchase Price / Cap Lease Term at Acquired Area Sq. Ft. Price Sq. Ft. Rate in Years Acquisition Major Tenant May 2021 Dallas, TX N/A $ 2,200 N/A N/A N/A N/A N/A - developable land June 2021 Columbus, OH 358 $ 31,500 $ 88 4.6% 7.0 100% Synnex Corporation Total / Weighted Average 358 $ 33,700 $ 88 4.6% 7.0 100% RETURN TO TABLE OF CONTENTS We have not disposed any properties since January 1, 2021. 7000 West Post Road Las Vegas, NV 95,953 Square Feet

13Supplemental Q2 2021 Investment in Unconsolidated Joint Venture (dollars and sq. ft. in thousands) Investment in Unconsolidated Joint Venture: ILPT Weighted Average ILPT Carrying Value at Number of Number of Square Occupancy at Lease Term at Joint Venture Ownership June 30, 2021 Properties States Feet June 30, 2021 June 30, 2021 (1) The Industrial Fund REIT LLC 22% $ 62,923 12 9 9,227 100% 7.7 (1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the joint venture's tenants pursuant to the lease agreements as of June 30, 2021, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint venture by their tenants, and excluding lease value amortization. (2) The mortgage loans require interest-only payments until the respective maturity dates. (3) Includes the interest rate stated in, or determined pursuant to, the contract terms. (4) Reflects the entire balance of the debt secured by the respective properties. (5) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint venture as of June 30, 2021; none of the debt is recourse to us. Unconsolidated Debt: Coupon Interest Maturity Principal Balance ILPT ILPT Share of Principal Balance (5) Secured Debt(2) Rate (3) Date at June 30, 2021 (4) Ownership at June 30, 2021 1 Property 3.600% 10/1/2023 $ 56,980 22% $ 12,536 11 Properties 3.330% 11/7/2029 350,000 22% 77,000 Total / Weighted Average 3.368% $ 406,980 $ 89,536 Number of Leases Expiring 1 2 1 1 2 1 1 1 1 1 1 % of Total Annualized Rental Revenues Expiring 5.6% 12.2% 2.4% 12.5% 10.6% 3.1% 18.0% 18.3% 3.8% 5.8% 7.7% A nn ua liz ed R ev en ue E xp iri ng 2021 2024 2025 2026 2027 2028 2029 2030 2031 2034 2038 $0 $5,000 $10,000 $15,000 $20,000 Unconsolidated Joint Venture Lease Expiration Schedule As of June 30, 2021 RETURN TO TABLE OF CONTENTS

Calculation and Reconciliation of NOI and Cash Basis NOI

INDUSTRIAL LOGISTICS
PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 54,180	$ 54,217	$ 60,081	$ 65,106	$ 65,110	$ 108,397	$ 129,388
Real estate taxes	(7,489)	(7,247)	(8,406)	(9,036)	(8,932)	(14,736)	(17,743)
Other operating expenses	(4,341)	(4,976)	(5,016)	(5,511)	(5,041)	(9,317)	(10,222)
NOI	42,350	41,994	46,659	50,559	51,137	84,344	101,423
Non-cash straight line rent adjustments included in rental income	(1,951)	(2,044)	(2,858)	(2,120)	(2,096)	(3,995)	(4,063)
Lease value amortization included in rental income	(171)	(180)	(185)	(202)	(204)	(351)	(404)
Lease termination fees included in rental income	(5)	(507)	—	—	—	(512)	—
Cash Basis NOI	$ 40,223	$ 39,263	$ 43,616	$ 48,237	$ 48,837	$ 79,486	$ 96,956
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 18,831	$ 19,337	$ 40,140	$ 13,814	$ 14,557	$ 38,168	$ 27,251
Equity in earnings of investees	(1,876)	(2,581)	(529)	—	—	(4,457)	—
Income tax expense	42	63	75	13	126	105	189
Income before income tax expense and equity in earnings of investees	16,997	16,819	39,686	13,827	14,683	33,816	27,440
Gain on early extinguishment of debt	—	—	—	—	(120)	—	(120)
Interest expense	8,643	8,741	11,009	12,886	13,205	17,384	27,724
Interest income	—	—	—	—	(2)	—	(113)
Gain on sale of real estate	—	—	(23,996)	—	—	—	—
General and administrative	4,234	3,756	4,723	5,180	4,846	7,990	9,677
Acquisition and certain other transaction related costs	646	—	22	178	—	646	—
Depreciation and amortization	11,830	12,678	15,215	18,488	18,525	24,508	36,815
NOI	42,350	41,994	46,659	50,559	51,137	84,344	101,423
Non-cash straight line rent adjustments included in rental income	(1,951)	(2,044)	(2,858)	(2,120)	(2,096)	(3,995)	(4,063)
Lease value amortization included in rental income	(171)	(180)	(185)	(202)	(204)	(351)	(404)
Lease termination fees included in rental income	(5)	(507)	—	—	—	(512)	—
Cash Basis NOI	$ 40,223	$ 39,263	$ 43,616	$ 48,237	$ 48,837	$ 79,486	$ 96,956


52 Pettengill Road
Londonderry, NH
614,240 Square Feet


6825 West County Road 400 North
Greenfield, IN
245,041 Square Feet
6825

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Supplemental Q2 2021
14

15Supplemental Q2 2021 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Reconciliation of NOI to Same Property NOI : Rental income $ 54,180 $ 65,110 $ 108,397 $ 129,388 Real estate taxes (7,489) (8,932) (14,736) (17,743) Other operating expenses (4,341) (5,041) (9,317) (10,222) NOI 42,350 51,137 84,344 101,423 Less: NOI of properties not included in same property results (753) (10,355) (3,327) (21,979) Same Property NOI $ 41,597 $ 40,782 $ 81,017 $ 79,444 Calculation of Same Property Cash Basis NOI : Same Property NOI $ 41,597 $ 40,782 $ 81,017 $ 79,444 Less: Non-cash straight line rent adjustments included in rental income (1,886) (1,613) (3,843) (2,731) Lease value amortization included in rental income (171) (173) (351) (342) Lease termination fees included in rental income (5) — (512) — Same Property Cash Basis NOI $ 39,535 $ 38,996 $ 76,311 $ 76,371 RETURN TO TABLE OF CONTENTS

Calculation of EBITDA, EBITDAre and Adjusted EBITDAre

Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Net income	$ 18,831	$ 19,337	$ 40,140	$ 13,814	$ 14,557	$ 38,168	$ 27,251
Plus: interest expense	8,643	8,741	11,009	12,886	13,205	17,384	27,724
Plus: income tax expense	42	63	75	13	126	105	189
Plus: depreciation and amortization	11,830	12,678	15,215	18,488	18,525	24,508	36,815
EBITDA	39,346	40,819	66,439	45,201	46,413	80,165	91,979
Gain on sale of real estate	—	—	(23,996)	—	—	—	—
Equity in earnings of unconsolidated joint venture	(1,876)	(2,581)	(529)	—	—	(4,457)	—
Share of EBITDA*re* from unconsolidated joint venture	1,966	2,025	939	—	—	3,991	—
EBITDA*re*	39,436	40,263	42,853	45,201	46,413	79,699	91,979
Plus: acquisition and certain other transaction related costs	646	—	22	178	—	646	—
Plus: general and administrative expense paid in common shares [1]	780	239	679	672	654	1,019	980
Less: gain on early extinguishment of debt	—	—	—	—	(120)	—	(120)
Adjusted EBITDA*re*	$ 40,862	$ 40,502	$ 43,554	$ 46,051	$ 46,947	$ 81,364	$ 92,839

INDUSTRIAL LOGISTICS PROPERTIES TRUST


3800 Midlink Drive
Kalamazoo, MI
158,497 Square Feet


900 Commerce Parkway
Greenwood, IN
294,388 Square Feet

(1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR.


Holland

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Supplemental Q2 2021
16

Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders

INDUSTRIAL LOGISTICS
PROPERTIES TRUST

(dollars and shares in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Net income attributable to common shareholders	$ 18,831	$ 19,337	$ 40,315	$ 14,089	$ 14,821	$ 38,168	$ 27,667
Depreciation and amortization	11,830	12,678	15,215	18,488	18,525	24,508	36,815
Equity in earnings of unconsolidated joint venture	(1,876)	(2,581)	(529)	—	—	(4,457)	—
Share of FFO from unconsolidated joint venture	1,170	1,236	556	—	—	2,406	—
Gain on sale of real estate	—	—	(23,996)	—	—	—	—
FFO adjustments attributable to noncontrolling interest	—	—	(1,384)	(2,638)	(2,657)	—	(3,634)
FFO attributable to common shareholders	29,955	30,670	30,177	29,939	30,689	60,625	60,848
Acquisition and certain other transaction related costs	646	—	22	178	—	646	—
Gain on early extinguishment of debt	—	—	—	—	(120)	—	(120)
Normalized FFO attributable to common shareholders	$ 30,601	$ 30,670	$ 30,199	$ 30,117	$ 30,569	$ 61,271	$ 60,728
Weighted average common shares outstanding - basic	65,146	65,139	65,139	65,112	65,089	65,142	65,082
Weighted average common shares outstanding - diluted	65,207	65,177	65,152	65,129	65,091	65,192	65,087
Per Common Share Data (basic and diluted):							
Net income attributable to common shareholders	$ 0.29	$ 0.30	$ 0.62	$ 0.22	$ 0.23	$ 0.58	$ 0.42
FFO attributable to common shareholders	$ 0.46	$ 0.47	$ 0.46	$ 0.46	$ 0.47	$ 0.93	$ 0.93
Normalized FFO attributable to common shareholders	$ 0.47	$ 0.47	$ 0.46	$ 0.46	$ 0.47	$ 0.94	$ 0.93



309 Dulty's Lane
Burlington, NJ
633,836 Square Feet


Holland

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Supplemental Q2 2021
17

18Supplemental Q2 2021 Portfolio Summary By Property Type (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. As of and For the Three Months Ended June 30, 2021 Mainland Hawaii Key Statistics Properties Properties (1) Total Properties 65 226 291 Percent of total 22.3% 77.7% 100.0% Total square feet 18,472 16,729 35,201 Percent of total 52.5% 47.5% 100.0% Leased square feet 18,472 16,361 34,833 Percent leased 100.0% 97.8% 99.0% Rental income $ 26,390 $ 27,790 $ 54,180 Percent of total 48.7% 51.3% 100.0% NOI $ 21,657 $ 20,693 $ 42,350 Percent of total 51.1% 48.9% 100.0% Cash Basis NOI $ 21,247 $ 18,976 $ 40,223 Percent of total 52.8% 47.2% 100.0% RETURN TO TABLE OF CONTENTS

19Supplemental Q2 2021 (dollars and sq. ft. in thousands) As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2021 6/30/2020 6/30/2021 6/30/2020 Properties: Mainland Properties 62 62 61 61 Hawaii Properties 226 226 226 226 Total 288 288 287 287 Square Feet (1): Mainland Properties 17,469 17,469 16,648 16,648 Hawaii Properties 16,729 16,756 16,729 16,756 Total 34,198 34,225 33,377 33,404 Percent Leased (2): Mainland Properties 100.0% 99.7% 100.0% 99.6% Hawaii Properties 97.8% 97.1% 97.8% 97.1% Total 98.9% 98.4% 98.9% 98.4% Rental income: Mainland Properties $ 25,535 $ 24,955 $ 49,274 $ 47,717 Hawaii Properties 27,789 26,861 55,024 53,257 Total $ 53,324 $ 51,816 $ 104,298 $ 100,974 (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Same Property Results of Operations By Property Type RETURN TO TABLE OF CONTENTS

20Supplemental Q2 2021 As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2021 6/30/2020 6/30/2021 6/30/2020 NOI: Mainland Properties $ 20,905 $ 20,999 $ 40,333 $ 40,143 Hawaii Properties 20,692 19,783 40,684 39,301 Total $ 41,597 $ 40,782 $ 81,017 $ 79,444 Cash Basis NOI: Mainland Properties $ 20,559 $ 20,337 $ 39,348 $ 39,329 Hawaii Properties 18,976 18,659 36,963 37,042 Total $ 39,535 $ 38,996 $ 76,311 $ 76,371 NOI % Change: Mainland Properties (0.4) % 0.5 % Hawaii Properties 4.6% 3.5 % Total 2.0% 2.0 % Cash Basis NOI % Change: Mainland Properties 1.1% 0.0 % Hawaii Properties 1.7% (0.2) % Total 1.4% (0.1) % Same Property Results of Operations by Property Type (Cont.) (dollars in thousands) RETURN TO TABLE OF CONTENTS 158 West Yard Road Feura Bush, NY 354,000 Square Feet

Occupancy and Leasing Summary (1)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2021 (2)	3/31/2021 (2)	12/31/2020 (2)	9/30/2020	6/30/2020
Properties	291	289	289	301	301
Total sq. ft. (3)	35,201	34,870	34,870	43,759	43,759
Square feet leased	34,833	34,366	34,338	43,217	43,216
Percentage leased	99.0%	98.6%	98.5%	98.8%	98.8%
Leasing Activity (Sq. Ft.):					
New leases	114	273	105	41	—
Renewals	371	347	148	445	314
Rent resets	79	—	—	290	1,601
Total	564	620	253	776	1,915
% Change in GAAP Rent:					
New leases	12.3%	11.7%	2.1%	-4.5%	—%
Renewals	14.7%	18.5%	20.2%	9.0%	26.6%
Rent resets	37.4%	—%	—%	15.6%	21.4%
Weighted average (by square feet)	17.9%	16.0%	14.1%	9.6%	23.1%
Leasing Costs and Concession Commitments (4):					
New leases	$ 691	$ 1,964	$ 261	$ 237	$ —
Renewals	600	1,292	231	690	229
Total	$ 1,291	$ 3,256	$ 492	$ 927	$ 229
Leasing Costs and Concession Commitments per Sq. Ft. (5):					
New leases	$ 6.06	$ 7.20	$ 2.49	$ 5.78	$ —
Renewals	$ 1.62	$ 3.72	$ 1.57	$ 1.55	$ 0.73
Total	$ 2.66	$ 5.25	$ 1.95	$ 1.91	$ 0.73
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	11.8	8.5	6.5	14.7	—
Renewals	6.3	14.2	17.6	3.4	20.1
Total	7.6	11.7	13.0	4.4	20.1
Leasing Costs and Concession Commitments per Sq. Ft. per Year (4) (5):					
New leases	$ 0.51	$ 0.85	$ 0.38	$ 0.39	$ —
Renewals	$ 0.26	$ 0.26	$ 0.09	$ 0.46	$ 0.04
Total	$ 0.35	$ 0.45	$ 0.15	$ 0.44	$ 0.04

(1) This leasing summary is based on leases entered into during the periods indicated.

(2) Excludes 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. See page 13 for additional information regarding this joint venture.

(3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.



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22Supplemental Q2 2021 Occupancy and Leasing Analysis by Property Type (sq. ft. in thousands) Sq. Ft. Leased New and As of 3/31/2021 Expired Renewal Acquisitions / As of 6/30/2021 Property Type 3/31/2021 % Leased (2) Leases Leases (Sales) 6/30/2021 % Leased Mainland Properties 18,114 100.0% (233) 233 358 18,472 100.0 % Hawaii Properties 16,252 97.0% (143) 252 — 16,361 97.8 % Total 34,366 98.6% (376) 485 358 34,833 99.0% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 6/30/2021 Property Type 6/30/2021 New Renewals Total Mainland Properties 18,472 — 233 233 Hawaii Properties 16,729 114 138 252 Total 35,201 114 371 485 Sand Island Industrial Land, Honolulu, HI Approximate Square Feet: 2,448,000 48 Buildings and Leaseable Land Parcels

23Supplemental Q2 2021 As of June 30, 2021 Mainland Properties % of Annualized Rental Revenues Investment grade rated: 32.8% Subsidiaries of investment grade rated parent entities: 18.2% Other unrated or non-investment grade: 49.0% Investment grade rated: 23.1% Subsidiaries of investment grade rated parent entities: 10.2% Other leased Hawaii lands: 38.4% Other unrated or non-investment grade: 28.3% Consolidated Properties % of Annualized Rental Revenues % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 32.8% 23.1% Subsidiaries of investment grade rated parent entities 18.2% 10.2% Other leased Hawaii lands —% 38.4% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 51.0% 71.7% Other unrated or non-investment grade 49.0% 28.3% 100.0% 100.0% Tenant Credit Characteristics RETURN TO TABLE OF CONTENTS

Tenants Representing 1% or More of Total Annualized Rental Revenues

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of June 30, 2021

(sq. ft. in thousands)

	Tenant	States	No. of Properties	Leased Sq. Ft.	% of Total Leased Sq. Ft.	% of Total Annualized Rental Revenues
1	Amazon.com Services, Inc. / Amazon.com Services LLC	AZ, SC, TN, VA	4	3,869	11.1%	9.9%
2	Federal Express Corporation / FedEx Ground Package System, Inc.	AR, CO, HI, IA, ID, IL, MN, MO, NC, ND, NV, OH, OK, UT	17	952	2.7%	4.5%
3	Restoration Hardware, Inc.	MD	1	1,195	3.4%	2.9%
4	American Tire Distributors, Inc.	CO, LA, NE, NY, OH	5	722	2.1%	2.5%
5	Servco Pacific Inc.	HI	6	590	1.7%	2.4%
6	UPS Supply Chain Solutions Inc.	NH	1	614	1.8%	2.3%
7	Par Hawaii Refining, LLC	HI	3	3,148	9.0%	2.3%
8	EF Transit, Inc.	IN	1	535	1.5%	1.9%
9	BJ's Wholesale Club, Inc.	NJ	1	634	1.8%	1.7%
10	Shurtech Brands, LLC	OH	1	645	1.9%	1.6%
11	Coca-Cola Bottling of Hawaii, LLC	HI	4	351	1.0%	1.6%
12	Safeway Inc.	HI	2	146	0.4%	1.6%
13	ELC Distribution Center LLC	KS	1	645	1.9%	1.5%
14	Manheim Remarketing, Inc.	HI	1	338	1.0%	1.5%
15	Exel Inc.	SC	1	945	2.7%	1.4%
16	Avnet, Inc.	OH	1	581	1.7%	1.4%
17	Warehouse Rentals Inc.	HI	5	278	0.8%	1.2%
18	YNAP Corporation	NJ	1	167	0.5%	1.1%
19	ODW Logistics, Inc.	OH	3	760	2.2%	1.1%
20	Honolulu Warehouse Co., Ltd.	HI	1	298	0.9%	1.1%
21	Refresco Beverages US Inc.	MO, SC	2	421	1.2%	1.1%
22	Hellmann Worldwide Logistics Inc.	FL	1	240	0.7%	1.1%
23	General Mills Operations, LLC	MI	1	158	0.5%	1.0%
24	AES Hawaii, Inc.	HI	2	1,242	3.6%	1.0%
			66	19,474	56.1%	49.7%

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Supplemental Q2 2021 24

Five Year Lease Expiration and Reset Schedule by Property Type

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of June 30, 2021

(dollars and sq. ft. in thousands)

	Total	2021	2022	2023	2024	2025	2026 and Thereafter
Mainland Properties Expirations:							
Total sq. ft.	18,472						
Leased sq. ft.	18,472	33	672	2,230	3,972	2,348	9,217
Percent		0.2%	3.6%	12.1%	21.5%	12.7%	49.9%
Annualized rental revenues	$ 105,606	$ 251	$ 4,543	$ 14,348	$ 22,972	$ 12,798	$ 50,694
Percent		0.2%	4.3%	13.6%	21.8%	12.1%	48.0%
Hawaii Properties Expirations:							
Total sq. ft.	16,729						
Leased sq. ft.	16,361	42	1,930	351	2,803	206	11,029
Percent		0.3%	11.8%	2.1%	17.1%	1.3%	67.4%
Annualized rental revenues	$ 108,114	$ 546	$ 14,119	$ 2,605	$ 6,533	$ 1,325	$ 82,986
Percent		0.5%	13.1%	2.4%	6.0%	1.2%	76.8%
Total Expirations:							
Total sq. ft.	35,201						
Leased sq. ft.	34,833	75	2,602	2,581	6,775	2,554	20,246
Percent		0.2%	7.5%	7.4%	19.4%	7.3%	58.2%
Annualized rental revenues	$ 213,720	$ 797	$ 18,662	$ 16,953	$ 29,505	$ 14,123	$ 133,680
Percent		0.4%	8.7%	7.9%	13.8%	6.6%	62.6%
Next Scheduled Rent Resets at Hawaii Properties:							
Reset sq. ft.	4,433	87	387	411	294	454	2,800
Percent [(1)]		0.5%	2.4%	2.5%	1.8%	2.8%	17.1%
Annualized rental revenues	$ 28,681	$ 701	$ 3,237	$ 2,535	$ 2,103	$ 3,115	$ 16,990
Percent [(1)]		0.6%	3.0%	2.3%	1.9%	2.9%	15.7%


945 Monument Drive
Lebanon, IN
962,500 Square Feet

(1) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.

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Supplemental Q2 2021
25

26Supplemental Q2 2021 Cumulative % of Total Cumulative % % of Total % of Total Leased Leased of Total Leased Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring (1) Expiring (1) Expiring (1) Expiring Expiring Expiring 7/1/2021-12/31/2021 10 75 0.2% 0.2% $ 797 0.4% 0.4% 2022 58 2,602 7.5% 7.7% 18,662 8.7% 9.1% 2023 32 2,581 7.4% 15.1% 16,953 7.9% 17.0% 2024 34 6,775 19.4% 34.5% 29,505 13.8% 30.8% 2025 16 2,554 7.3% 41.8% 14,123 6.6% 37.4% 2026 8 1,033 3.0% 44.8% 7,202 3.4% 40.8% 2027 11 4,578 13.1% 57.9% 24,647 11.5% 52.3% 2028 21 2,817 8.1% 66.0% 19,664 9.2% 61.5% 2029 8 1,697 4.9% 70.9% 5,393 2.5% 64.0% 2030 9 1,232 3.5% 74.4% 9,516 4.5% 68.5% Thereafter 87 8,889 25.6% 100.0% 67,258 31.5% 100.0% Total 294 34,833 100.0% $ 213,720 100.0% Weighted average remaining lease term (in years) 8.1 9.2 Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of June 30, 2021

27Supplemental Q2 2021 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 17. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and equity in earnings of an unconsolidated joint venture, plus real estate depreciation and amortization of consolidated properties and its proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 17 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable SEC rules, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or net income attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and net income attributable to common shareholders as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income and net income attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 14 and 15. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 16. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of an unconsolidated joint venture, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 16. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. RETURN TO TABLE OF CONTENTS

28Supplemental Q2 2021 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of June 30, 2021, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Cap rate - Cap rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of assumed debt, if any, and excluding acquisition related costs. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leased square feet - Leased square feet is pursuant to existing leases as of June 30, 2021, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Purchase price - Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price allocations. Same property - For the three months ended June 30, 2021 and 2020, same property NOI and Cash Basis NOI are based on properties that we owned as of June 30, 2021 and that we owned continuously since April 1, 2020, excluding 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. For the six months ended June 30, 2021 and 2020, same property NOI and Cash Basis NOI based on properties that we owned as of June 30, 2021 and that we owned continuously since January 1, 2020, excluding 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. Weighted average remaining lease term - Weighted average remaining lease term is the average remaining lease term in years weighted based on rental revenue. RETURN TO TABLE OF CONTENTS

29Supplemental Q2 2021 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS